UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 5, 2004

CORPORATE OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8815 Centre Park Drive, Suite 400
Columbia, Maryland 21045
(Address of principal executive offices)

(410) 730-9092
(Registrant’s telephone number, including area code)

Item 12.                            Results of Operations and Financial Condition

In connection with its release of earnings on May 5, 2004, the Registrant is making available certain additional information pertaining to its properties and operations as of and for the period ended March 31, 2004.  This information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information included herein, including the exhibits, shall not be deemed “filed” for any purpose, including the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or subject to liabilities of that Section.  The information included herein, including the exhibits, shall also not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

The Registrant uses non-GAAP financial measures in earnings press releases and information filed with and furnished to the Securities and Exchange Commission.  The Registrant believes that these measures are helpful to investors in measuring its performance and comparing such performance to other real estate investment trusts (“REITs”).  Descriptions of these measures are set forth below.

Funds from operations (“FFO”)

Funds from operations (“FFO”) means net income computed using GAAP, excluding gains (or losses) from sales of real estate, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.  Gains from sales of newly-developed properties less accumulated depreciation, if any, required under GAAP are included in FFO on the basis that development services are the primary revenue generating activity; the Registrant believes that inclusion of these development gains is in accordance with the NAREIT definition of FFO, although others may interpret the definition differently.  Additionally, the repurchase of the Series C Preferred Units in Corporate Office Properties, L.P. (the “Operating Partnership”) for an amount in excess of their recorded book value was a transaction not contemplated in the NAREIT definition of FFO; the Registrant believes that the exclusion of such an amount from FFO is appropriate.  Accounting for real estate assets using historical cost accounting under GAAP assumes that the value of real estate assets diminishes predictably over time.  The National Association of Real Estate Investment Trusts (“NAREIT”) stated in its April 2002 White Paper on Funds from Operations that “since real estate asset values have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.”  As a result, the concept of FFO was created by NAREIT for the REIT industry to “address this problem.”  The Registrant agrees with the concept of FFO and believes that FFO is useful to investors as a supplemental measure of operating performance.  In addition, since most equity REITs provide FFO information to the investment community, the Registrant believes that FFO is useful to investors as a supplemental measure for comparing its results to those of other equity REITs, although the FFO the Registrant presents may not be comparable to the FFO presented by other REITs since they may interpret the current NAREIT definition of FFO differently or they may not use the current NAREIT definition of FFO.  The Registrant believes that net income is the most directly comparable GAAP measure to FFO.

Basic funds from operations (“Basic FFO”)

Basic FFO is FFO adjusted to (1) subtract preferred share dividends and (2) add back GAAP net income allocated to common units in Corporate Office Properties, L.P. (the “Operating Partnership”) not owned by the Registrant.  With these adjustments, Basic FFO represents FFO available to common shareholders and common unitholders.  Common units in the Operating Partnership are substantially similar to common shares of beneficial interest in the Registrant (“common shares”); common units in the Operating Partnership are also exchangeable into common shares, subject to certain conditions.  The Registrant believes that Basic FFO is useful to investors due to the close correlation of common units to common shares.  The Registrant believes that net income is the most directly comparable GAAP measure to Basic FFO.

Diluted funds from operations (“Diluted FFO”)

Diluted FFO is Basic FFO adjusted to add back any convertible preferred share dividends and any other changes in Basic FFO that would result from the assumed conversion of securities that are convertible or exchangeable into common shares.  However, the computation of Diluted FFO does not assume conversion of securities that are convertible into common shares if the conversion of those securities would increase Diluted FFO per share in a given period.  The Registrant believes that Diluted FFO is useful to investors because it is the numerator used to compute Diluted FFO per share, a supplementary measure used by most equity REITs.  In addition, since most equity REITs provide Diluted FFO information to the investment community, the Registrant believes Diluted FFO is a useful supplemental measure for comparing the Registrant to other equity REITs.  The Registrant believes that the numerator to diluted earnings per share is the most directly comparable GAAP measure to Diluted FFO.

Diluted adjusted funds from operations (“Diluted AFFO”)

Diluted AFFO is Diluted FFO, adjusted to eliminate the effect of noncash rental revenues (comprised of straight-line rental adjustments and the amortization of the value assigned to in-place operating leases of acquired properties in connection with Statement of Financial Accounting Standards No. 141, “Business Combinations” (“SFAS 141”)) and recurring capital expenditures (most capitalized fixed asset expenditures and leasing costs incurred for operating real estate properties).  The Registrant believes that Diluted AFFO is an important supplemental measure of liquidity for an equity REIT because it provides investors with an indication of its ability to incur and service debt and to fund dividends and other cash needs.  In addition, since most equity REITs provide Diluted AFFO information to the investment community, the Registrant believes Diluted AFFO is a useful supplemental measure for comparing the Registrant to other equity REITs.  The Registrant believes that the numerator to diluted earnings per share is the most directly comparable GAAP measure to Diluted AFFO.

Diluted FFO excluding SFAS 141

Diluted FFO excluding SFAS 141 is Diluted FFO adjusted to eliminate the amortization of the value assigned to in-place operating leases of acquired properties in connection with SFAS 141.  The Registrant believes that Diluted FFO excluding SFAS 141 is useful to investors in further understanding its Diluted FFO since the amortization to revenue recorded in connection with SFAS 141 does not have a cash component.

Combined net operating income (“Combined NOI”)

Combined NOI is total rental revenue reduced by total property expenses associated with real estate operations, including discontinued operations; total property expenses, as used in this definition, does not include depreciation, amortization or interest expense associated with real estate operations.  The Registrant believes that Combined NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it provides a measure of the core real estate operations, rather than factoring in depreciation and amortization, as well as financing and general and administrative expenses; this measure is particularly useful in the opinion of the Registrant in evaluating the performance of geographic segments, same-office property groupings and individual properties.  The Registrant believes that net income is the most directly comparable GAAP measure to Combined NOI.

Cash net operating income (“Cash NOI”)

Cash NOI is Combined NOI (defined above) adjusted to eliminate the effects of noncash rental revenues (comprised of straight-line rental adjustments and the amortization of value assigned to in-place operating leases of acquired properties in connection with SFAS 141).  Under GAAP, rental revenue is recognized evenly over the term of tenant leases.  Many leases provide for contractual rent increases and the effect of accounting under GAAP for such leases is to accelerate the recognition of lease revenue.  Since some leases provide for periods under the lease in which rental concessions are provided to tenants, the effect of accounting under GAAP is to allocate rental revenue to such periods.  Under SFAS 141, when a property is acquired, in-place operating leases carrying rents above or below market are valued as of the date of the acquisition; such value is then amortized into rental revenue over the lives of the related leases.  The Registrant believes that Cash NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it makes adjustments to Combined NOI for revenue that is not associated with cash to the Registrant.  As is the case with Combined NOI, the measure is useful in the opinion of the Registrant in evaluating and comparing the performance of geographic segments, same-office property groupings and individual properties, although, since it adjusts for noncash items, it provides investors with a further indication of the Registrant’s ability to incur and service debt and to fund dividends and other cash needs.  The Registrant believes that net income is the most directly comparable GAAP measure to Cash NOI.

Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”)

EBITDA is net income adjusted for the effects of interest expense, depreciation and amortization, income taxes, gain on sales of real estate (excluding sales of non-operating properties and development services provided on operating properties), minority interests and preferred share dividends.  The Registrant believes that EBITDA is an important measure of performance for a REIT because it provides a further tool to evaluate the Registrant’s ability to incur and service debt and to fund dividends and other cash needs that supplements the previously described non-GAAP measures.  The Registrant believes that net income is the most directly comparable GAAP measure to EBITDA.

Combined NOI Multiple, EBITDA Multiple and FFO Multiple

Combined NOI Multiple and EBITDA Multiple divide (A) the sum of (1) the aggregate market value of the average outstanding common equity, which is comprised of the Registrant’s common shares and common units in the Operating Partnership not owned by the Registrant, (2) the aggregate liquidation value of (a) the Registrant’s average outstanding preferred shares of beneficial interest (the “preferred shares”) and (b) the average outstanding preferred units in the Operating Partnership not owned by the Registrant and (3) the aggregate amount of the average outstanding mortgage loans by (B) the applicable measure for a quarter on an annualized basis (amount for quarter multiplied by four).  FFO Multiple divides the quarter end market price for the common shares by the Registrant’s annualized diluted FFO per share (diluted FFO per share for the quarter multiplied by four).  The Registrant believes that the Price to Earnings Multiple (defined as the quarter end market price for the common shares divided by the net income available to common shareholders for a quarter multiplied by four) is the most directly comparable GAAP measure to these three multiples.

Combined NOI Yield and EBITDA Yield

Combined NOI Yield and EBITDA Yield divide (A) either combined NOI or EBITDA for a quarter on an annualized basis (amount for quarter multiplied by four) by (B) the sum of (1) the aggregate market value of the average outstanding common equity, (2) the aggregate liquidation value of the Registrant’s average outstanding preferred shares and average preferred units in the Operating Partnership not owned by the Registrant and (3) the aggregate amount of the average outstanding mortgage loans.

Yield on Real Estate Owned-Combined NOI and Yield on Real Estate Owned-EBITDA

Yield on Real Estate Owned-Combined NOI and Yield on Real Estate Owned-EBITDA divide either Combined NOI or EBITDA for a quarter on an annualized basis (amount for quarter multiplied by four) by the aggregate average investment in real estate, excluding (A) land under development, (B) construction in progress and (C) investments in and advances to unconsolidated real estate joint ventures.  The Registrant believes that Return on Assets (defined as net income available to common shareholders for the quarter multiplied by four divided by the aggregate average total assets) is the most directly comparable GAAP measure to these two yield measures.

Interest Coverage-Combined NOI and Interest Coverage-EBITDA

Interest Coverage-Combined NOI and Interest Coverage-EBITDA divide either combined NOI or EBITDA by interest expense on continuing and discontinued operations.

Debt Service Coverage-Combined NOI and Debt Service Coverage-EBITDA

Debt Service Coverage-Combined NOI and Debt Service Coverage-EBITDA divide either combined NOI or EBITDA by the sum of interest expense and scheduled principal amortization on mortgage loans for continuing and discontinued operations.

Fixed Charge Coverage-Combined NOI and Fixed Charge Coverage-EBITDA

Fixed Charge Coverage-Combined NOI and Fixed Charge Coverage-EBITDA divide either combined NOI or EBITDA by the sum of (1) interest expense on continuing and discontinued operations, (2) dividends on preferred shares and (3) distributions on preferred units in the Operating Partnership not owned by the Registrant.

Combined NOI as a Percentage of Combined Real Estate Revenues and EBITDA as a Percentage of Combined Real Estate Revenues

Combined NOI and EBITDA as a Percentage of Combined Real Estate Revenues divide either Combined NOI or EBITDA by total real estate revenues from continuing and discontinued operations.  The Registrant believes that net income divided by total real estate revenues from continuing and discontinued operations is the most directly comparable GAAP measure to these two measures.

General and Administrative Expenses as a Percentage of EBITDA

General and Administrative Expenses as a Percentage of EBITDA divides general and administrative expenses by EBITDA.  The Registrant believes that general and administrative expenses divided by net income is the most directly comparable GAAP measure.

Recurring Capital Expenditures as a Percentage of Combined NOI

Recurring Capital Expenditures as a Percentage of Combined NOI divides recurring capital expenditures by NOI.

Payout-FFO Diluted and Payout-AFFO Diluted

Payout-FFO Diluted and Payout-AFFO Diluted are defined as (1) the sum of (A) dividends on common shares and convertible preferred shares and (B) distributions to holders of common units and convertible preferred units in the Operating Partnership not owned by the Registrant divided by (2) either Diluted FFO or Diluted AFFO.  The Registrant believes that these ratios are useful to investors as supplemental measures of its ability to make distributions to investors.  In addition, since most equity REITs provide these ratios, the Registrant believes they are useful supplemental measures for comparing the Registrant to other equity REITs.  The Registrant believes that Earnings Payout Ratio is the most comparable GAAP measure.  Earnings Payout Ratio is defined as dividends on common shares divided by net income available to common shareholders.

Dividend Coverage-FFO Diluted and Dividend Coverage-AFFO Diluted

Dividend Coverage-FFO Diluted and Dividend Coverage-AFFO Diluted divide either Diluted FFO or Diluted AFFO by the sum of (1) dividends on common shares and convertible preferred shares and (2) distributions to holders of common units and convertible preferred units in the Operating Partnership.

Debt to Undepreciated Real Estate Assets

Debt to Undepreciated Real Estate Assets is defined as mortgage loans payable divided by net investment in real estate presented on the Registrant’s balance sheet excluding the effect of accumulated depreciation incurred to date on such real estate.  The Registrant believes that the measure of Debt to Undepreciated Real Estate Assets is useful to investors as a supplemental measure of its borrowing levels.  In addition, since most equity REITs provide Debt to Undepreciated Real Estate Asset information, the Registrant believes Debt to Undepreciated Real Estate Assets is a useful supplemental measure for comparing the Registrant to other equity REITs.  The Registrant believes that the measure of Debt to Total Assets, defined as mortgage loans payable divided by total assets, is the most comparable GAAP measure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2004

CORPORATE OFFICE PROPERTIES TRUST

	By:	/s/ Randall M. Griffin
	Name:	Randall M. Griffin
	Title:	President and Chief Operating Officer

	By:	/s/ Roger A. Waesche, Jr.
	Name:	Roger A. Waesche, Jr.
	Title:	Chief Financial Officer